SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: May 23, 1997



                                VTEL CORPORATION

             (Exact name of registrant as specified in its charter)


                DELAWARE                    0-20008                74-2415696
----------------------------------- ------------------------ ------------------
    (State or other jurisdiction of (Commission File Number)    (IRS Employer
     incorporation or organization)                          Identification No.)

108 Wild Basin Road
     Austin, Texas                                                  78746
----------------------------------------      ---------------------------------
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code (512) 314-2700.

CORPDAL:67896.1  22768-00022
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VTEL Corporation ("VTEL") hereby amends the following item of its Current Report on Form 8-K, dated May 23, 1997.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  1. Press Release, dated May 27, 1997, relating to the transactions between VTEL Corporation and Compression Labs, Incorporated (which is set forth as Exhibit
                           99.1 to VTEL's Current Report on Form 8-K, dated May 23, 1997).

                  2(a) Financial statements for Compression Labs, Incorporated contained in the Joint Proxy Statement/Prospectus forming a part of VTEL's Registration Statement on Form S-4, File No. 333-25247, at the time such Registration Statement became effective, are incorporated herein by reference.

                  (b) The pro forma financial statements appearing in the Joint Proxy Statement/Prospectus forming a part of VTEL's Registration Statement on Form S-4, File No. 333-25247, at the time such Registration Statement became effective, are incorporated herein by reference.

                  3.       Consent of KPMG Peat Marwick LLP




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:   July 22, 1997


                                           VTEL CORPORATION


                                           By:    /s/Rodney S. Bond
                                                  ----------------------------
                                           Name:  Rodney S. Bond
                                           Title: Vice President-Finance



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                                                                      Exhibit 3


                         Consent of Independent Auditors


The Board of Directors
VTEL Corporation:

We consent to the incorporation by reference in the report on Form 8-K/A of VTEL Corporation of our report dated March 10,1997 with respect to the consolidated financial statements of Compression Labs, Inc. as of December 31, 1996 and 1995, and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the years in the three-year period ended December 31,1996, which report appears in the registration statement on Form S-4 (No. 333-25247) of VTEL Corporation


                                                       /s/KPMG PEAT MARWICK LLP

San Jose, California
July 16, 1997


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